UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 3, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone
number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment No. 1”) to the Current Reports on Form 8-K filed by Ironwood Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 4, 2019 (the “January 4 Report”) and January 24, 2019 (the “January 24 Report” and, together with the January 4 Report, the “Original Reports”).  This Amendment No. 1 is being filed to supplement certain information regarding changes to the Company’s board of directors (the “Board”) and Chief Executive Officer in connection with the Company’s previously announced planned separation of its soluble guanylate cyclase business from its gastrointestinal business (the “Separation”).  Following the Separation, the soluble guanylate cyclase business is expected to be held by Cyclerion Therapeutics, Inc. (“Cyclerion”).  Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the Original Reports.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The completion of the Separation is currently expected to occur on April 1, 2019 (the “Separation Date”).  At that time, the New Ironwood Directors (as defined in the January 24 Report) are expected to be appointed to the Board and the Departing Ironwood Directors (as defined in the January 24 Report) are expected to resign from the Board. On March 22, 2019, the Board appointed the following New Ironwood Directors to the committees of the Board set forth opposite each New Ironwood Director’s name below, in each case, effective upon the completion of the Separation:

Name	Committee(s)
Jon Duane	Compensation and HR Committee Governance and Nominating Committee
Marla Kessler	Compensation and HR Committee
Catherine Moukheibir	Audit Committee

In addition, upon the completion of the Separation on the Separation Date, the Company’s current Chief Executive Officer, Peter M. Hecht, Ph.D., is expected to step down from that position and the Board, and Mark Mallon is expected to assume the role of Chief Executive Officer of the Company and become a member of the Board, subject to the Board’s determination that Mr. Mallon has satisfactorily performed his current role as Executive Senior Advisor to the Company.

This Current Report on Form 8-K contains forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the completion, structure and terms of the Separation and the leadership and boards of directors of each of the Company and Cyclerion following the Separation and any associated timing.  Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement.  Applicable risks and uncertainties include those related to the possibility that the Company may not complete the separation on the terms or timing currently contemplated, if at all; the risk that the management and boards of directors of the Company and Cyclerion will be different than currently contemplated; and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2019, and in the Company’s subsequent SEC filings, including SEC filings related to the Separation, and in Cyclerion’s Registration Statement on Form 10 filed with the SEC on March 11, 2019 and in Cyclerion’s subsequent SEC filings.  These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: March 28, 2019	By:	/s/ Halley E. Gilbert
		Name:	Halley E. Gilbert
		Title:	Senior Vice President, Chief Legal Officer and Secretary